LM Funding America, Inc. Achieves Over 1,260% Year-Over-Year Revenue Growth to $3.2 Million and Generates
Positive Core EBITDA for the Second Quarter of 2023

Mined 106.6 Bitcoins in the Second Quarter of 2023 at an Average Market Revenue Value of Approximately $27,900 per Bitcoin

Completed Acquisition of Symbiont.io Assets; Advancing Strategic Relationships to Leverage its Assembly™ Financial Services Blockchain Enterprise Platform

Reports Working Capital of Approximately $5.5 Million and LM Funding Stockholders’ Equity of

$39.9 Million ($2.72 per share) as of June 30, 2023

Conference Call to Be Held Today at 11:00 am ET

TAMPA, FL, August [14], 2023—LM Funding America, Inc. (NASDAQ: LMFA) (“LM Funding” or the “Company”), a cryptocurrency mining and technology-based specialty finance company, today provided a business update and reported financial results for the quarter ended June 30, 2023.

Operational Highlights

•
Approximately 5,230 Bitcoin mining machines in operation at hosting sites as of June 30, 2023.
•
Mined 106.6 Bitcoin in Q2 2023, valued at approximately $3.0 million based on the $27,800 average price of Bitcoin during the quarter.
•
Approximately 5,950 Bitcoin mining machines operating as of August 14, 2023 providing approximately 615 PH/s of mining capacity.
•
Net loss was approximately $4.5 million; however, the Company achieved Core EBITDA (as defined below) of $1.0 million, which excludes approximately $6.6 million of non-cash expenses.

Bruce Rodgers, Chairman and CEO of LM Funding, commented, “Once again, we made major strides in our transition towards Bitcoin mining as we mined 106.6 Bitcoin during the quarter ended June 30, 2023, a sequential increase of 16% compared to 91.7 Bitcoin mined in the first quarter of 2023. Our goal is to continue to acquire and energize more energy-efficient mining machines as we approach the next Bitcoin halving, anticipated to occur sometime in 2024. As we expand our mining capacity by adding more mining machines, we anticipate an increase in the number of Bitcoins that we will be able to mine. In addition, the Company has installed Braiins OS+ software on 360 of its mining machines, which is expected to increase mining machine hashrate by as much as 25%. Furthermore, machines operating Braiins OS+ software may mine with any pool or mine with Braiins pool and pay no pool fees to Braiins pool.”

"An important highlight of the recent quarter was our successful $2.6 million 'stalking horse' bid, through which we acquired the assets of Symbiont.io, Inc., including its flagship product, the Assembly™ financial services blockchain enterprise platform. This strategic acquisition has put us in position to leverage these assets with potential partners to deploy the Assembly™ platform within financial institutions for issuing, tracking, and managing financial instruments like data, loans, and securities. At the same time, we are pursuing other potential use cases for the Symbiont assets and the Assembly™ platform," Mr. Rodgers concluded.

Richard Russell, Chief Financial Officer of LM Funding, further noted, "Beyond our year-over-year quarterly revenue growth, we experienced strong sequential quarterly revenue growth of more than 38% compared to Q1 2023 and achieved approximately $1.0 million of Core EBITDA. We have also maintained a solid balance sheet. As of June 30, 2023, our cash reserves were approximately $1.8 million, along with roughly 79 Bitcoins, each valued at $25,300, bringing their total value to $2.0 million. Our working capital stood at $5.5 million as of June 30, 2023, and the equity of LM Funding shareholders was $39.9 million, or $2.72 per share. Given this financial position, we remain highly encouraged by the financial outlook for the business and look forward to working to drive returns for our shareholders.”

Financial Highlights

•
Total revenue for the quarter ended June 30, 2023, was approximately $3.2 million, an increase of $3.0 million, or more than 1,260%, from $0.2 million for the 2022 second quarter. The increase was primarily due to digital mining revenue of $3.0 million in connection with the commencement of our Bitcoin mining operations in September 2022 compared to no digital mining revenue in the same period last year.
•
Net loss attributable to LM Funding shareholders for the second quarter ended June 30, 2023, was approximately $4.5 million, which included a $3.7 million non-cash, unrealized loss on investment and equity securities, compared to net income of approximately $2.8 million for the second quarter of 2022, which included a $12.2 million unrealized gain on investment and equity securities.
•
Core EBITDA for the quarter ended June 30, 2023, improved to approximately $1.0 million, compared to Core EBITDA loss of $2.0 million in the 2022 comparable quarter, primarily due to our Bitcoin mining operations. Core EBITDA is a non-GAAP financial measure, and a reconciliation of Core EBITDA to net loss is set forth below in this press release.
•
Cash of approximately $1.8 million, digital assets of $2.0 million, and working capital of $5.5 million as of June 30, 2023.
•
Total LM Funding stockholders’ equity of approximately $39.9 million and net equity per share of $2.72 as of June 30, 2023. (Calculated as LMFA stockholders’ equity divided by approximately 14,651,000 shares outstanding as of June 30, 2023)

Investor Conference Call

LM Funding will host a conference call today, August 14, 2023, at 11:00 A.M. Eastern Time to discuss the Company’s financial results for the second quarter ended June 30, 2023, as well as the Company’s corporate progress and other developments.

The conference call will be available via telephone by dialing toll-free +1 877-545-0523 for U.S. callers or +1 973-528-0016 for international callers and entering access code 197252. A webcast of the call may be accessed at https://www.webcaster4.com/Webcast/Page/2917/48870 or on the investor relations section of the Company’s website, https://ir.lmfunding.com/.

A webcast replay will be available on the investor relations section of the Company’s website at https://www.lmfunding.com/investors/news-events/ir-calendar through August 14, 2024. A telephone replay of the call will be available approximately one hour following the call, through August 28, 2023, and can be accessed by dialing 877-481-4010 for U.S. callers or +1 919-882-2331 for international callers and entering access code 48870.

About LM Funding America

LM Funding America, Inc. (Nasdaq: LMFA), together with its subsidiaries, is a cryptocurrency mining business that commenced Bitcoin mining operations in September 2022. The Company also operates a technology-based specialty finance company that provides funding to nonprofit community associations (Associations) primarily located in the state of Florida, as well as in the states of Washington, Colorado, and Illinois, by funding a certain portion of the Associations' rights to delinquent accounts that are selected by the Associations arising from unpaid Association assessments.

Forward-Looking Statements

This press release may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guaranties of future results and conditions but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the Company's most recent Annual Report on Form 10-K and its other filings with the SEC, which are available at www.sec.gov. These risks and uncertainties include, without limitation, uncertainty created by the the risks of entering into and operating in the cryptocurrency mining business, uncertainty in the cryptocurrency mining business in general, problems with hosting vendors in the mining business, the capacity of our Bitcoin mining machines and our related ability to purchase power at reasonable prices, the ability to finance our planned cryptocurrency mining operations, our ability to acquire new accounts in our specialty finance business at appropriate prices, the potential need for additional capital in the future, changes in governmental regulations that affect our ability to collected sufficient amounts on defaulted consumer receivables, changes in the credit or capital markets, changes in interest rates, negative press regarding the debt collection industry, and the risk of pandemics such as the COVID-10 pandemic. The occurrence of any of these risks and uncertainties could have a material adverse effect on our business, financial condition, and results of operations.

Contact:

Crescendo Communications, LLC

Tel: (212) 671-1020

Email: LMFA@crescendo-ir.com

(tables follow)

LM Funding America, Inc. and Subsidiaries Consolidated Balance Sheets (unaudited)

	June 30,	December 31,
	2023	2022
	(Unaudited)
Assets
Cash	$ 1,847,239	$ 4,238,006
Digital Assets (Note 2)	1,992,557	888,026
Finance receivables	14,097	26,802
Marketable securities (Note 5)	8,668	4,290
Notes receivable from Seastar Medical Holding Corporation (Note 5)	2,238,442	3,807,749
Prepaid expenses and other assets	1,425,585	1,233,322
Income tax receivable	293,466	293,466
Current assets	7,820,054	10,491,661

Fixed assets, net (Note 3)	27,208,981	27,192,317
Deposits on mining equipment (Note 4)	282,171	525,219
Hosting services deposits (Note 4)	2,357,658	2,200,452
Real estate assets owned	80,057	80,057
Long-term investments - debt security (Note 5)	-	2,402,542
Less: Allowance for losses on debt security (Note 5)	-	(1,052,542)
Long-term investments - debt security, net (Note 5)	-	1,350,000
Long-term investments - equity securities (Note 5)	188,493	464,778
Investment in Seastar Medical Holding Corporation (Note 5)	1,345,500	10,608,750
Symbiont intangible assets (Note 11)	2,804,902	-
Operating lease - right of use assets (Note 8)	239,671	265,658
Other assets	10,726	10,726
Long-term assets	34,518,159	42,697,957
Total assets	$ 42,338,213	$ 53,189,618

Liabilities and stockholders' equity
Accounts payable and accrued expenses	2,005,147	1,570,906
Note payable - short-term (Note 6)	119,353	475,775
Due to related parties (Note 7)	68,217	75,488
Current portion of lease liability (Note 8)	94,509	90,823
Total current liabilities	2,287,226	2,212,992

Lease liability - net of current portion (Note 8)	151,685	179,397
Long-term liabilities	151,685	179,397
Total liabilities	2,438,911	2,392,389

Stockholders' equity (Note 9)
Preferred stock, par value $.001; 150,000,000 shares authorized; no shares issued and outstanding as of June 30, 2023 and December 31, 2022	-	-

Common stock, par value $.001; 350,000,000 shares authorized; 14,651,883 shares issued and outstanding as of June 30, 2023 and 13,091,883 as of December 31, 2022	14,652	13,092
Additional paid-in capital	94,100,806	92,195,341
Accumulated deficit	(52,952,718)	(43,017,207)
Total LM Funding America stockholders' equity	41,162,740	49,191,226
Non-controlling interest	(1,263,438)	1,606,003
Total stockholders' equity	39,899,302	50,797,229
Total liabilities and stockholders’ equity	$ 42,338,213	$ 53,189,618

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Digital mining revenues	$ 2,968,322	$ -	$ 5,059,173	$ -
Specialty finance revenue	190,173	193,953	373,009	346,085
Rental revenue	37,155	40,580	76,986	79,452
Total revenues	3,195,650	234,533	5,509,168	425,537
Operating costs and expenses:
Digital mining cost of revenues (exclusive of depreciation and amortization shown below)	2,361,825	-	4,029,498	-
Staff costs & payroll	2,463,440	4,296,695	3,396,275	8,588,892
Professional fees	236,974	1,031,431	809,330	1,806,251
Settlement costs with associations	10,000	-	10,000	160
Selling, general and administrative	242,559	122,271	482,023	237,191
Real estate management and disposal	69,355	22,414	101,158	53,895
Depreciation and amortization	1,169,120	2,007	1,970,993	5,101
Collection costs	(373)	(7,906)	9,435	(11,726)
Impairment loss on mined digital assets	239,599	-	439,153	-
Realized gain on sale of mined digital assets	(646,458)	-	(1,070,791)	-
Other operating costs	205,943	141,509	457,854	149,893
Total operating costs and expenses	6,351,984	5,608,421	10,634,928	10,829,657
Operating loss	(3,156,334)	(5,373,888)	(5,125,760)	(10,404,120)
Realized gain (loss) on securities	-	45,261	-	(349,920)
Realized gain on convertible debt securities	-	287,778	-	287,778
Unrealized loss on convertible debt security	-	(288,320)	-	-
Unrealized gain (loss) on marketable securities	(1,412)	(24,030)	4,378	(23,900)
Impairment loss on hosting deposits	-	-	(36,691)	-
Unrealized gain (loss) on investment and equity securities	(3,716,681)	12,215,401	(9,539,535)	11,229,002
Impairment loss on digital assets	-	(377,707)	-	(377,707)
Realized gain on sale of purchased digital assets	-	-	1,917	-
Digital assets other income	-	1,292	-	5,658
Other income - coupon sales	25,721	-	629,312	-
Gain on adjustment of note receivable allowance	1,052,543	-	1,052,543	-
Other income - finance revenue	37,660	-	37,660	-
Dividend income	-	1,375	-	2,750
Interest income	116,147	80,975	171,224	179,345
Income (loss) before income taxes	(5,642,356)	6,568,137	(12,804,952)	548,886
Income tax expense	-	-	-	-
Net income (loss)	$ (5,642,356)	$ 6,568,137	$ (12,804,952)	$ 548,886
Less: loss (income) attributable to non-controlling interest	1,093,177	(3,723,797)	2,869,441	(3,432,597)
Net income (loss) attributable to LM Funding America Inc.	$ (4,549,179)	$ 2,844,340	$ (9,935,511)	$ (2,883,711)

Basic income (loss) per common share	$ (0.35)	$ 0.22	$ (0.76)	$ (0.22)
Diluted income (loss) per common share	$ (0.35)	$ 0.22	$ (0.76)	$ (0.22)

Weighted average number of common shares outstanding
Basic	13,182,162	13,091,882	13,153,038	13,076,359
Diluted	13,182,162	13,091,882	13,153,038	13,076,359

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Cash Flows (unaudited)

	Six Months ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (12,804,952)	$ 548,886
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation and amortization	1,970,993	5,101
Noncash lease expense	47,874	47,127
Stock compensation	564,930	658,999
Stock option expense	1,342,095	6,637,479
Accrued investment income	(91,864)	(176,438)
Impairment loss on digital assets	439,153	377,707
Impairment loss on hosting deposits	36,691	-
Unrealized loss (gain) on marketable securities	(4,378)	23,900
Unrealized loss (gain) on investment and equity securities	9,539,535	(11,229,002)
Realized loss (gain) on securities	-	349,920
Realized gain on convertible note receivable	-	(287,778)
Realized gain on sale of digital assets	(1,072,708)	-
Proceeds from securities	-	2,565,893
Convertible debt and interest converted into marketable securities	-	844,882
Investments in marketable securities	-	(844,882)
Reversal of allowance loss on debt security	(1,052,543)	-
Change in operating assets and liabilities:
Prepaid expenses and other assets	(85,713)	623,511
Hosting deposits	(193,897)	-
Advances (repayments) to related party	(7,271)	249,959
Accounts payable and accrued expenses	434,241	(27,168)
Mining of digital assets	(5,059,173)	-
Proceeds from sale of digital assets	4,579,676	-
Lease liability payments	(45,913)	(52,440)
Deferred taxes and taxes payable	-	(326,178)
Income taxes receivable	-	(143,822)
Net cash used in operating activities	(1,463,224)	(154,344)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net collections of finance receivables - original product	(1,824)	11,473
Net collections of finance receivables - special product	14,529	(6,877)
Capital expenditures	(1,744,609)	(13,235)
Investment in note receivable	-	(910,000)
Collection of note receivable	1,661,171	-
Investment in digital assets	(35,157)	(786,586)
Proceeds from sale of purchased digital assets	43,678	-
Symbiont asset acquisition	(402,359)	-
Deposits for mining equipment	-	(13,538,333)
Net cash used in investing activities	(464,571)	(15,243,558)
CASH FLOWS FROM FINANCING ACTIVITIES:
Insurance financing repayments	(357,649)	(114,688)
Insurance financing	1,227	-
Issue costs from the issuance of common stock	(106,550)	-
Net cash used in financing activities	(462,972)	(114,688)
NET DECREASE IN CASH	(2,390,767)	(15,512,590)
CASH - BEGINNING OF YEAR	4,238,006	32,559,185
CASH - END OF YEAR	$ 1,847,239	$ 17,046,595

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES

ROU assets and operating lease obligation recognized	$ 21,887	$ 300,787
Reclassification of mining equipment deposit to fixed assets, net	$ 1,172,888	$ 15,058,872
SUPPLEMENTAL DISCLOSURES OF CASHFLOW INFORMATION
Cash paid for interest	$ -	$ -
Cash paid for taxes	$ -	$ 470,000

NON-GAAP FINANCIAL INFORMATION (unaudited)

Our reported results are presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We also disclose Earnings before Interest, Tax, Depreciation and Amortization ("EBITDA") and Core Earnings before Interest, Tax, Depreciation and Amortization ("Core EBITDA") which adjusts for unrealized loss on investment and equity securities, unrealized gain on convertible debt securities and stock compensation expense and option expense, both of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of Bitcoin miners.

The following tables reconcile net loss, which we believe is the most comparable GAAP measure, to EBITDA and Core EBITDA:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Net income (loss)	$ (5,642,356)	$ 6,568,137	$ (12,804,952)	$ 548,886
Income tax expense	-	-	-	-
Interest expense	-	-	-	-
Depreciation and amortization	1,169,120	2,007	1,970,993	5,101
Income (loss) before interest, taxes & depreciation	$ (4,473,236)	$ 6,570,144	$ (10,833,959)	$ 553,987
Unrealized loss (gain) on investment and equity securities	3,716,681	(12,215,401)	9,539,535	(11,229,002)
Unrealized loss on convertible debt securities	-	288,320	-	-
Realized gain on convertible debt securities	-	(287,778)	-	(287,778)
Stock compensation and option expense	1,712,669	3,648,236	1,907,025	7,296,478
Core income (loss) before interest, taxes & depreciation	$ 956,114	$ (1,996,479)	$ 612,601	$ (3,666,315)